Sullivan Confidential Draft 11/7/2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C . 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2024

SONDER HOLDINGS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39907	85-2097088
(Commission File Number)	(IRS Employer Identification No.)

447 Sutter St., Suite 405 #542, San Francisco, CA 94108

(Address of Principal Executive Offices) (Zip Code)

(617) 300-0956

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOND	The Nasdaq Stock Market LLC
Warrants, each 20 warrants exercisable for one share of Common Stock at an exercise price of $230.00 per share	SONDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Sonder Holdings Inc.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on October 23, 2024, we received a letter from the Staff of the Listing Qualifications Department (“Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that the Staff’s Hearings Panel (the “Hearings Panel”) had granted our request to stay the suspension of trading and delisting due to a failure to file our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2024 and March 31, 2024 (“Delinquent Filings”) with the U.S. Securities and Exchange Commission (the “SEC”) by September 30, 2024, the deadline by which we were to file the Delinquent Filings in order to regain compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”). The stay suspension was pending a hearing on the merits scheduled to occur on November 14, 2024, and the subsequent decision of the Hearings Panel after the hearing.

On November 4, 2024, we filed the Delinquent Filings with the SEC. On November 6, 2024, we received a letter (the “Compliance Letter”) from the Staff notifying us that we are now in compliance with the Rule and that, as a result, the Hearings Panel has canceled the hearing. The Compliance Letter also stated that we will be subject to a Mandatory Panel Monitor for a period of one year from November 6, 2024.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2024, Dominique Bourgault, our Chief Financial Officer, informed us of his decision to resign from that position, effective December 2, 2024. We have initiated a search process with a leading search firm to identify a successor to Mr. Bourgault. On November 7, 2024, Adam Bowen, our Chief Accounting Officer, informed us of his decision to resign from that position, effective December 31, 2024.

Item 7.01. Regulation FD Disclosure.

On November 8, 2024, we issued a press release announcing matters described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 8.01. Other Events.

On November 4, 2024, Katherine Potter, our Chief Legal and Administrative Officer, informed us of her decision to resign from that position, effective November 22, 2024. Vanessa Barmack, Associate General Counsel, will serve as our interim General Counsel, effective as of that date, and will assume responsibility for our legal function.

On or about November 7, 2024, we completed the issuance and sale of approximately 12.8 million shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), for cash consideration of approximately $12.8 million, in a private placement pursuant to those certain securities purchase agreements with qualified institutional buyers or accredited investors for an aggregate approximate $43 million, as previously reported in our Current Report on Form 8-K filed with SEC on August 13, 2024 (the “Form 8-K”). $14.7 million of the Series A Preferred Stock was purchased on or about that date, and we expect that the remainder of the Series A Preferred Stock will be purchased in the near term. The rights, preferences and other terms of the Series A Preferred Stock and the full text of the Certificate of Designation governing the Series A Preferred Stock are described in and filed as an exhibit to the Form 8-K and incorporated herein by reference.

Caution Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as assumptions about future events. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including but not limited to uncertainties about the potential inability to meet Nasdaq’s requirements; uncertainties associated with our preparation of future SEC reports and the related financial statements, including the possibility that additional accounting errors or corrections will be identified; the possibility of additional delays in the filing of future periodic reports; uncertainties related to the purchase of the remaining Series A Preferred Stock in the private placement; uncertainties related to our ability to find successors to our resigned executive officers; the other risks and uncertainties described in our SEC reports, including under the heading “Risk Factors” in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, which are available at www.sec.gov. The forward-looking statements contained herein speak only as of the date of this press release. Except as required by law, we do not undertake any obligation to update or revise our forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONDER HOLDINGS INC.

By:	/s/ Francis Davidson
Name:	Francis Davidson
Title:	Chairman and Chief Executive Officer

Dated:  November 7, 2024